Exhibit 99.1

                                                                                            Contacts:

                                                                                                                Investors:

                                                                                                                Robert Jones

                                                                                                                (212) 351-7032

                                                                                                                bob.jones@monsterworldwide.com

                                                                                                                Media:

                                                                                                                David Rosa

                                                                                                                (212) 351-7067

                                                                                                                david.rosa@monsterworldwide.com

Monster Worldwide to Host Investment Community Webcast

New York, June 7, 2004 — Monster Worldwide, Inc. (NASDAQ: MNST), the parent company of the leading global online careers property, Monster®, the world’s largest Yellow Pages advertising agency and one of the world’s largest Recruitment Advertising agency networks today announced the Company will host an informational investment community Webcast on Wednesday, June 9, 2004 from 10:00 a.m. to 2:00 p.m.

Executive and senior operational members of the Monster Worldwide team will present a review of operational performance and growth strategies in the online careers market.

The Company will host a live broadcast of the event, available on the Monster Worldwide website under “Investor Relations” at www.monsterworldwide.com.  This webcast will be archived and available for replay until June 16, 2004.

About Monster Worldwide

Founded in 1967, Monster Worldwide, Inc. is the parent company of Monster®, the leading global online careers property. The company also owns TMP Worldwide, the world’s largest Yellow Pages advertising agency and one of the world’s largest Recruitment Advertising agency networks. TMP Worldwide is also a provider of direct marketing services. Headquartered in New York with approximately 4,600 employees in 26 countries, Monster Worldwide (NASDAQ: MNST) is a member of the S&P 500 Index. More information about Monster Worldwide is available at www.monsterworldwide.com.

Celebrating its 10-year anniversary, Monster is the leading global online careers property. A division of Monster Worldwide, Monster works for everyone by connecting quality job seekers at all levels with leading employers across all industries. Founded in 1994 and headquartered in Maynard, Mass., Monster has 22 local language and content sites in 20 countries worldwide. Monster is the official online career management services sponsor of the 2004 U.S. Olympic Team. More information is available at www.monster.com or by calling 1-800-MONSTER. To learn more about Monster’s industry-leading employer products and services, please visit http://recruiter.monster.com.

Special Note: Safe Harbor Statement Under the Private Securities Litigation Reform Act of 1995: Except for historical information contained herein, the statements made in this release constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Such forward-looking statements involve certain risks and uncertainties, including statements regarding Monster Worldwide, Inc.’s strategic direction, prospects and future results. Certain factors, including factors outside of Monster Worldwide’s control, may cause actual results to differ materially from those contained in the forward- looking statements, including economic and other conditions in the markets in which Monster Worldwide operates, risks associated with acquisitions, competition, seasonality and the other risks discussed in Monster Worldwide’s Form 10-K and other filings made with the Securities and Exchange Commission, which discussions are incorporated in this release by reference.

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